(HENNESSY BALANCED FUND LOGO)


                                  THE HENNESSY FUNDS, INC.

                               SEMIANNUAL REPORT
                               DECEMBER 31, 1996

THE COURTYARD SQUARE
750 GRANT AVE., SUITE 100
NOVATO, CA 94945
(415) 899-1555
1 (800) 966-4354

                                    HENNESSY
                                 BALANCED FUND

                                                                   February 1997
Dear Shareholder:

As you will notice from the enclosed Financial Highlights, our assets have grown 65% to over $11 million since July 1, 1996. The heightened interest in the "Dogs of the Dow" theory continues to attract investors to the Hennessy Balanced Fund. We feel the appeal of this investment strategy will broaden our asset base during 1997 and into the future.

From July to December 1996, the net return, including reinvestment of dividends was 6.58%, and since the Fund's inception on March 8, 1996 through December 31, 1996 the Fund grew 10.25%, net of all expenses. On a more personal note, all of us at the Hennessy Balanced Fund would like to thank you for your investments and referrals. We are also grateful to the media community for their wonderful coverage of our Fund and for the exposure that coverage provided. With all of your continued support, I know the Fund will continue to prosper for the benefit of all shareholders.

Once again, thank you for your trust and confidence, and if you have any questions or comments please contact us at 1-800-966-4354. We are here to serve you.

Best Wishes,

/s/ Neil J. Hennessy

Neil J. Hennessy
President & Portfolio Manager

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
(UNAUDITED)

ASSETS:
 Investments, at value (cost $10,635,501)                         $11,328,999
 Income receivable                                                     16,190
 Organization costs, net of accumulated amortization                   21,390
 Other assets                                                          19,863
                                                                   ----------
 Total Assets                                                      11,386,442
                                                                  -----------
LIABILITIES:
 Accrued dividends payable                                             64,624
 Accrued expenses                                                       9,648
 Due to Adviser                                                         1,941
                                                                  -----------
 Total Liabilities                                                     76,213
                                                                  -----------
NET ASSETS                                                        $11,310,229
                                                                  ===========

NET ASSETS CONSIST OF:
 Capital stock                                                    $10,621,276
 Undistributed net investment income                                  (4,452)
 Undistributed accumulated net realized losses on investments            (84)
 Unrealized net appreciation on investments                           693,489
                                                                  -----------
 Total Net Assets                                                 $11,310,229
                                                                  ===========

 Shares outstanding (100,000,000 shares authorized,
   $.0001 par value)                                                1,042,322
 Net asset value per share                                             $10.85
                                                                  ===========

                     See notes to the financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 1996
(UNAUDITED)

INVESTMENT INCOME:
 Dividend income                                                      $75,543
 Interest income                                                      124,829
                                                                     --------
                                                                      200,372
                                                                     --------
EXPENSES:
 Investment advisory fees                                              38,787
 Administration fees                                                   17,162
 Shareholder servicing and accounting costs                            28,414
 Distribution fees                                                     11,612
 Custody fees                                                           2,368
 Federal and state registration fees                                   10,238
 Professional fees                                                     12,893
 Reports to shareholders                                                4,674
 Amortization of organization costs                                     3,018
 Directors' fees and expenses                                             609
 Other                                                                  3,287
                                                                     --------
 Total expenses before waiver and reimbursement                       133,062
 Less:  Waiver of expenses and reimbursement from Adviser            (45,886)
                                                                     --------
 Net Expenses                                                          87,176
                                                                     --------
NET INVESTMENT INCOME                                                 113,196
                                                                     --------
UNREALIZED GAIN:
 Change in unrealized appreciation on investments                     641,780
                                                                     --------
 Net gain on investments                                              641,780
                                                                     --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                          $754,976
                                                                     ========

                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                  SIX MONTHS   MARCH 8, 1996(1)
                                                    ENDED         THROUGH  <F1>
                                              DECEMBER 31, 1996 JUNE 30, 1996
                                              --------------------------------
                                                 (UNAUDITED)
OPERATIONS:
 Net investment income                                   $113,196     $39,461
 Net realized loss on investments                              --        (84)
 Change in unrealized appreciation on investments         641,780      51,709
                                                       ----------   ---------
 Net increase in net assets resulting from operations     754,976      91,086
                                                       ----------   ---------
CAPITAL SHARE TRANSACTIONS:
 Shares sold                                            4,381,495   6,679,173
 Shares issued to holders in reinvestment of dividends     90,028          --
                                                       ----------   ---------
                                                        4,471,523   6,679,173
 Shares redeemed                                        (625,079)     (4,340)
                                                       ----------   ---------
 Net increase                                           3,846,444   6,674,833
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                             (157,110)          --
                                                       ----------   ---------
TOTAL INCREASE IN NET ASSETS                            4,444,310   6,765,919
 Beginning of period                                    6,865,919     100,000
                                                       ----------   ---------
 End of period (including undistributed
   net investment income of $(4,452), $39,461)        $11,310,229  $6,865,919
                                                       ==========   =========

(1)<F1>Commencement of operations.

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS
                                                                     MARCH 8,
                                                       SIX MONTHS    1996(1)<F2>
                                                            ENDED     THROUGH
                                                     DECEMBER 31,    JUNE 30,
                                                             1996        1996
                                                     ------------   ---------
                                                      (UNAUDITED)

Per share data:
 Net asset value, beginning of period                      $10.18      $10.00
Income from investment operations:
 Net investment income                                       0.11        0.06
 Net unrealized gains on securities                          0.73        0.12
                                                          -------     -------
Total from investment operations                             0.84        0.18

 Less dividends from net investment income                 (0.17)          --
                                                          -------     -------
Net asset value, end of period                             $10.85      $10.18
                                                          =======     =======

Total Return(2)<F3>                                         8.30%       1.80%
Supplemental data and ratios:
 Net assets, in thousands, end of period                  $11,310      $6,866
 Ratio of net expenses to average net assets(3,4)<F4><F5>   1.90%       1.90%
 Ratio of net investment income to average
   net assets(3,4)<F4><F5>                                  2.46%       2.99%
 Portfolio turnover rate(5)<F6>                                --          --
 Average commission rate                                  $0.0609     $0.0611

(1)<F2>Commencement of operations.
(2)<F3>Not annualized.
(3)<F4>Annualized.
(4)<F5>Absent fee waivers, the ratio of expenses to average net assets would have been 2.89% and the ratio of net investment income to average net assets would have been 1.46%.
(5)<F6>During the period there were no sales of securities other than short-term securities which are not factored into this calculation.

                     See notes to the financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

    NUMBER
 OF SHARES                                                              VALUE
 ---------                                                              -----
            COMMON STOCKS -- 49.4%

            AUTOMOBILES & TRUCKS -- 4.5%
     9,075  General Motors Corporation                               $505,931
                                                                  -----------

            BANK & BANK HOLDING COMPANIES -- 5.0%
     5,750  J.P. Morgan and Co. Incorporated                          561,344
                                                                  -----------

            CAPITAL GOODS -- 0.6%
       925  Caterpillar, Inc.                                          69,606
                                                                  -----------

            CHEMICALS -- 4.9%
     5,900  E. I. du Pont de Nemours and Company                      556,813
                                                                  -----------

            DRUGS -- 0.1%
       150  Merck &Company, Inc.                                       11,887
                                                                  -----------
            ELECTRICAL -- 3.3%
     3,725  General Electric Company                                  368,309
                                                                  -----------

            ENERGY -- 14.7%
     8,350  Chevron Corporation                                       542,750
     5,850  Exxon Corporation                                         573,300
     5,575  Texaco, Inc.                                              547,047
                                                                  -----------
                                                                    1,663,097
                                                                  -----------

            FOOD, BEVERAGE & TOBACCO -- 5.2%
     5,265  Philip Morris Companies, Inc.                             592,971
                                                                  -----------

            MANUFACTURING -- 5.3%
     7,300  Minnesota Mining and Manufacturing Company                604,988
                                                                  -----------

            PAPER & FOREST PRODUCTS -- 4.3%
    12,000  International Paper Company                               484,500
                                                                  -----------

            TELECOMMUNICATIONS -- 1.5%
     3,125  AT&T Corporation                                          135,937
       537  Imation Corporation*<F7>                                   15,103
       315  Lucent Technologies, Inc.**<F8>                            14,569
                                                                  -----------
                                                                      165,609
                                                                  -----------
            TOTAL COMMON STOCKS
            (Cost $4,894,631)                                       5,585,055
                                                                  -----------

 PAR VALUE                                                              VALUE
 ---------                                                              -----

            SHORT-TERM INVESTMENTS -- 50.8%
            U.S. GOVERNMENT -- 44.8%
            U.S. Treasury Bills:
$1,360,000  4.94%, 3/6/97                                          $1,348,170
   635,000  5.06%, 4/3/97                                             626,894
   975,000  5.11%, 5/1/97                                             958,660
   473,000  5.15%, 5/29/97                                            463,188
   316,000  5.18%, 6/26/97                                            308,197
    90,000  5.24%, 7/24/97                                             87,407
   369,000  5.26%, 8/21/97                                            356,901
   526,000  5.28%, 9/18/97                                            506,662
   262,000  5.31%, 10/16/97                                           251,327
   168,000  5.44%, 11/13/97                                           160,341
                                                                  -----------
                                                                    5,067,747
                                                                  -----------

            CASH AND CASH EQUIVALENTS -- 6.0%
            VARIABLE RATE DEMAND NOTES -- 6.0%
   379,450  American Family, 5.51%                                    379,450
   296,487  Johnson Controls, Inc., 5.53%                             296,487
       260  Warner-Lambert Co., 5.48%                                     260
                                                                  -----------
                                                                      676,197
                                                                  -----------
            Total Short-Term Investments
            (Cost $5,740,870)                                       5,743,944
                                                                  -----------
            Total Investments -- 100.2%
            (Cost $10,635,501)                                     11,328,999
                                                                  -----------
            Other Assets, less Liabilities -- (0.2%)                 (18,770)
                                                                  -----------
            NET ASSETS -- 100.0%                                  $11,310,229
                                                                   ==========


  *<F7>Spinoff from Minnesota Mining and Manufacturing and is not part of the top ten dividend yielding stocks.
  **<F8>Spinoff from AT&T Corporation and is not part of the top ten dividend yielding stocks.

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1996

1).  ORGANIZATION

  The Hennessy Funds, Inc. -- Hennessy Balanced Fund (the "Fund") was organized as a Maryland corporation on January 11, 1996. The Fund is an open-end, non-diversified company registered under the Investment Company Act of 1940, as amended. The objectives of the Hennessy Balanced Fund are capital appreciation and current income. The investment strategy involves investing approximately one half of the portfolio's assets in one-year Treasury Bills and the other half in the top ten dividend yielding stocks of the Dow Jones Industrial Average.

  Between the date of organization and the commencement of investment operations on March 8, 1996, the Fund had no operations other than incurring organizational expenses. These costs aggregated $25,900 which were paid by the adviser and are being amortized over the period of benefit, but not to exceed sixty months from the date the Fund commenced investment operations.

2).  SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a). Investment Valuation - Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day are valued at the most recent bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

b). Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c). Income and Expenses - The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareholder service fees.

d). Distributions to Shareholders - Beginning with the third quarter of the Fund's operations, the Fund intends to declare and distribute dividends from net investment income on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared at least annually.

e). Security Transactions and Income - Investment and shareholder transactions are accounted for no later than the first business day after trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

f). Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

3).  CAPITAL SHARE TRANSACTIONS
  The Fund is authorized to issue 100,000,000 shares with $0.0001 par value. Transactions in shares of the Fund were as follows:

                              JULY 1, 1996 THROUGH     MARCH 8, 1996 THROUGH
                               DECEMBER 31, 1996           JUNE 30, 1996
                              --------------------     ---------------------
                                 AMOUNT      SHARES     AMOUNT       SHARES
                                --------     -------   -------      -------
  Shares sold                  $4,381,495    416,458  $6,679,173    674,872
  Shares issued to holders as
    reinvestment of dividends      90,028      8,741          --         --
                               ----------   --------   ---------   --------
                                4,471,523    425,199   6,679,173    674,872
  Shares redeemed               (625,079)   (57,317)     (4,340)      (432)
                               ----------   --------   ---------   --------
  Net increase                 $3,846,444    367,882  $6,674,833    674,440
                               ==========   ========   =========    =======

4).  INVESTMENT TRANSACTIONS
  The aggregate purchases, excluding short-term investments, for the Fund, for the period ended December 31, 1996, were $1,640,808. There were no sales of securities other than short-term securities.

  At December 31, 1996, gross unrealized appreciation and depreciation on investments for federal income tax purposes was as follows:

            Appreciation.....................           $693,498
            Depreciation.....................                 (0)
                                                        --------
            Net unrealized appreciation on investments  $693,498
                                                        ========

  At December 31, 1996, the cost of investments for federal income tax purposes was $10,635,501.

5).  INVESTMENT ADVISORY AND OTHER AGREEMENTS

  The Hennessy Funds, Inc. -- Hennessy Balanced Fund has entered into an investment advisory agreement with The Hennessy Management Co., L.P. (the "Adviser"). The Adviser is a California limited partnership organized on October 24, 1995, for the purpose of becoming the Fund's investment adviser. The general partner of the Adviser is Edward J. Hennessy, Incorporated ("Hennessy"). Hennessy is a registered broker-dealer and investment adviser. Hennessy was organized in 1989 and is controlled by Neil J. Hennessy, who is a director and the president of Hennessy.

  Pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at an annual rate not to exceed 0.85% of the Fund's average daily net assets.

  The Fund has adopted a plan pursuant to Rule 12b-1 which authorizes payments in connection with the distribution of Fund shares at an annual rate not to exceed 0.75% of the Fund's average daily net assets. Amounts paid under the Plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature.

  The Adviser has voluntarily agreed to waive its investment advisory fee to the extent necessary to ensure that combined investment advisory fees and 12b-1 fees do not exceed 0.85% of the Fund's average net assets. Additionally, the Fund will limit 12b-1 fees paid during the fiscal year ended June 30, 1997, to 0.25% of the Fund's average net assets.

  Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, dividend disbursing agent, administrator and accounting services agent for the Fund.

INVESTMENT ADVISER
   The Hennessy Management Co., L.P.
   The Courtyard Square
   750 Grant Avenue, Suite 100
   Novato, CA 94945

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT, SHAREHOLDER
SERVICING AGENT & CUSTODIAN
   Firstar Trust Company
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (800) 261-6950

DIRECTORS
   Neil J. Hennessy
   Brian A. Hennessy
   Robert T. Doyle
   Rodger D. Offenbach
   J. Dennis DeSousa

COUNSEL
   Foley & Lardner
   777 East Wisconsin Avenue
   Milwaukee, WI 53202-5367

INDEPENDENT AUDITORS
   KPMG Peat Marwick LLP
   777 East Wisconsin Avenue
   Milwaukee, WI 53202